SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 24, 2007 (Date of Report)
(Date of Earliest Event Reported)
Trubion Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33054	52-2385898
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)
2401 Fourth Avenue, Suite 1050, Seattle, WA 98121
(Address of Principal Executive Offices, including Zip Code)
(206) 838-0500
(Registrant’s Telephone Number, Including Area Code)
None
(Former Name or Former Address, if Changed Since Last Report)

Item 1.01. Entry into a Material Definitive Agreement.
On July 24, 2007, Trubion Pharmaceuticals, Inc. (“Borrower”) and Comerica Bank (“Bank”) modified their existing Loan and Security Agreement, dated September 12, 2006, (“Agreement”) by entering into a First Amendment to Loan and Security Agreement (the “First Amendment”). The First Amendment increases the Equipment Line of credit by two million dollars ($2,000,000) for a total credit line of ten million dollars ($10,000,000). Capitalized terms used herein, unless specifically defined, shall have the meanings given to them in the Agreement.
A copy of the First Amendment is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

10.1	First Amendment to Loan and Security Agreement, entered into as of July 24, 2007, by and between Comerica Bank and Trubion Pharmaceuticals, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUBION PHARMACEUTICALS, INC.

Date: July 24, 2007	By:	/s/ Michelle G. Burris Michelle G. Burris Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	First Amendment to Loan and Security Agreement, entered into as of July 24, 2007, by and between Comerica Bank and Trubion Pharmaceuticals, Inc.